                              RESTRICTED STOCK AGREEMENT
                        (1997 STOCK AWARD AND INCENTIVE PLAN)


          RESTRICTED STOCK AGREEMENT, dated as of July 25, 1997 (the "Agreement"), by and between Apartment Investment and Management Company, a Maryland corporation (the "Company"), and R. Scott Wesson (the "Recipient"). Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings set forth in the Apartment Investment and Management Company 1997 Stock Award and Incentive Plan (the "Plan").

          WHEREAS, on July 25, 1997 (the "Date of Grant") the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company granted the Recipient a Restricted Stock Award, pursuant to which the Recipient shall have the right to purchase shares of the Company's Class A Common Stock, par value $.01 per share ("Common Stock"), pursuant to and subject to the terms and conditions of the Plan.

          NOW, THEREFORE, in consideration of the Recipient's services to the Company and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. NUMBER OF SHARES AND PURCHASE PRICE. The Company hereby grants the Recipient a Restricted Stock Award (the "Stock Award") to purchase 9,000 shares of Common Stock (the "Restricted Shares") at a purchase price per share equal to $30.00 (the "Purchase Price"), pursuant to the terms of this Agreement and the provisions of the Plan.

          2.   PERIOD OF STOCK AWARD AND PURCHASE OF SHARES.

          (a) Unless the Stock Award is previously terminated pursuant to this Agreement or the Plan, the Stock Award shall terminate 60 days from the Date of Grant (the "Expiration Date"). On the Expiration Date, all rights of the Recipient hereunder shall cease.

          (b) The Recipient shall make payment for the Restricted Shares in an amount equal to the Purchase Price; PROVIDED THAT, the Company shall loan to the Recipient the amount set forth on the Recipient's Signature Page to this

Agreement, and the Recipient's obligation to pay for the Restricted Shares may be satisfied by the proceeds of such loan. The obligation of the Recipient to repay such loan shall be evidenced by the execution and delivery to the Company of a Secured Promissory Note in the form of Exhibit A hereto (the "Note") for the amount of such loan and a Security and Pledge Agreement in the form of Exhibit B hereto (the "Pledge Agreement"). Stock certificates representing the Restricted Shares, registered in the name of the Recipient, will be delivered to the Recipient as soon as practicable and immediately redelivered by the Recipient to the Company pursuant to such Pledge Agreement.

          3. NONTRANSFERABILITY OF AWARD. Awards shall not be transferable by a Participant except by will or the laws of descent and distribution or, if then permitted under Rule 16b-3, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

          4.   MISCELLANEOUS.

          (a) ENTIRE AGREEMENT. This Agreement and the Plan contain the entire understanding and agreement of the Company and the Recipient concerning the subject matter hereof, and supersede all earlier negotiations and understandings, written or oral, between the parties with respect thereto.

          (b) CAPTIONS. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of this Agreement.

          (c) COUNTERPARTS. This Agreement may be executed in counterparts, each of which when signed by the Company or the Recipient will be deemed an original and all of which together will be deemed the same agreement.

          (d) NOTICES. Any notice or communication having to do with this Agreement must be given by personal delivery or by certified mail, return receipt requested, addressed, if to the Company or the Committee, to the attention of the Chief Financial Officer of the Company at the principal office of the Company and, if to the Recipient, to the Recipient's last known address contained in the personnel records of the Company.

          (e) SUCCESSION AND TRANSFER. Each and all of the provisions of this Agreement are binding upon and inure to the benefit of the Company and the Recipient and their successors, assigns and legal representatives; provided, however, that the Stock Award granted hereunder shall not be transferable by the Recipient (or the Recipient's successor or legal representative) other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Recipient, only by the Recipient or by his or her guardian or legal representative.

          (f) AMENDMENTS. Subject to the provisions of the Plan, this Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

          (g) GOVERNING LAW. This Agreement and the rights of all persons claiming hereunder will be construed and determined in accordance with the laws of the State of Maryland without giving effect to the choice of law principles thereof.

          (h) PLAN CONTROLS. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated by reference into this Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern. By signing this Agreement, the Recipient confirms that he or she has received a copy of the Plan and has had an opportunity to review the contents thereof.

          (i) NO GUARANTEE OF CONTINUED SERVICE. The Recipient acknowledges and agrees that nothing herein, including the opportunity to make an equity investment in the Company, shall be deemed to create any implication concerning the adequacy of the Recipient's services to the Company or any of its subsidiaries or shall be construed as an agreement by the Company or any of its subsidiaries, express or implied, to employ the Recipient or contract for the Recipient's services, to restrict the right of the

Company or any of its subsidiaries to discharge the Recipient or cease contracting for the Recipient's services or to modify, extend or otherwise affect in any manner whatsoever, the terms of any employment agreement or contract for services that may exist between the Recipient and the Company or any of its subsidiaries.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        APARTMENT INVESTMENT AND
                                        MANAGEMENT COMPANY



                                        By:   /s/ Leann Morein
                                            -----------------------------------
                                        Name: Leann Morein
                                              ---------------------------------
                                        Title: Senior Vice President and
                                               Chief Financial Officer
                                               --------------------------------



                                        Recipient:


                                                  R. Scott Wesson
                                        ---------------------------------------
                                               (Print Name of Recipient)

                            RECIPIENT SIGNATURE PAGE



                    By:     /s/ R. Scott Wesson
                        ------------------------------

Name of Recipient:            R. Scott Wesson

Position in the Company: Senior Vice President - Chief Information Officer
Address:



No. of Shares:          9,000

Purchase Price:         $270,000

Loan:                   $270,000


                I, the undersigned, being the spouse of the above signed Recipient, hereby represent that I have read and understand this Agreement, the Pledge Agreement and the Stock Subscription Agreement, and hereby agree to be bound by the provisions hereof and thereof and of the agreements and instruments executed by the Recipient pursuant hereto or thereto. Without limiting the foregoing, I consent to the Recipient's subscription, purchase and payment for Common Stock pursuant hereto.


                 /s/ R. Scott Wesson
                 -------------------

                                    EXHIBIT A


                             SECURED PROMISSORY NOTE


$270,000                                                      Denver, Colorado
---------                                                         July 25, 1997


          FOR VALUE RECEIVED, R. Scott Wesson (the "Borrower"), hereby promises to pay to the order of Apartment Investment and Management Company, a Maryland corporation (the "Lender"), the principal sum of TWO HUNDRED SEVENTY THOUSAND DOLLARS ($270,000) in lawful money of the United States of America, on July 24, 2007 (the "Repayment Date"), together with accrued and unpaid interest thereon from the date hereof.

          1. INTEREST RATE. The outstanding principal amount of this Note, together with all accrued and unpaid interest thereon, shall bear interest at a rate per annum equal to 7.25%; provided, however, that if the Borrower is not an employee of the Lender or one of its affiliates on the date on which any principal payment is made, such principal amount, together with all accrued and unpaid interest thereon, shall bear interest at a rate per annum equal to 9.00% from the date hereof.

          2. INTEREST PAYMENTS. Interest payments on the Note shall be payable quarterly on March 1, June 1, September 1 and December 1 of each year through the Repayment Date. Interest shall be calculated on the basis of a year comprised of twelve (12) thirty (30) day months. Each payment on this Note shall be credited first to interest on past due interest, then to past due interest, then to accrued interest and then to principal.

          3. METHOD OF PAYMENT. All payments hereunder shall be made by certified or bank cashier's check at 1873 South Bellaire Street, Denver, Colorado 80222, or at such other place as the Lender shall designate to the Borrower in writing. If any payment of principal or interest on this Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Colorado.

          4. PREPAYMENT. The Borrower shall have the right to prepay the principal amount hereof in full or in part, together with all accrued interest on the amount prepaid to the date of such prepayment, at any time without penalty.

          5. TERMINATION OF EMPLOYMENT. Upon the occurrence of the termination for any reason of the Borrower's employment with the Lender or its affiliates (a "Termination Event"), the Lender shall, by notice in writing to the Borrower, declare this Note and the principal of and accrued interest on this Note and all other charges owing to the Lender to be, and the same shall upon such notice forthwith become, due and payable on the thirtieth day following such Termination Event; provided, however, that, if such Termination Event occurs on or after a Change in Control (as defined herein), such amounts shall not be due and payable prior to the last day of the twelve (12) month period following such Termination Event.

          6. SECURITY. Pursuant to the Security and Pledge Agreement, dated as of the date hereof (the "Security Agreement"), by and between the Lender and the Borrower, the obligations of the Borrower hereunder are secured by the Collateral (as defined in the Security Agreement), and the holder of this Note is entitled to the benefits of the Collateral.

          7. LIMITED RECOURSE. Except for recourse against the Collateral as provided in the Security and Pledge Agreement, recourse for the payment of the principal of or interest on this Note or for any claim based hereon (including costs of collection) against the Borrower shall be limited to an amount equal to (a) 25% of the original principal amount of this Note, less
(b) any prepayments of the principal amount of this Note, all liability in excess of such amount being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

          8. EVENTS OF DEFAULT. Each of the following events shall constitute an "Event of Default" hereunder (whether it shall be voluntary or involuntary or occur or be effected by operation of law or otherwise): (i) the Borrower's failure to pay, within 15 days after the date when such payment is due, any payment of principal or interest on this Note; (ii) the Borrower's failure to observe or perform any covenant or agreement contained in this Note (other than that set forth in clause (i) above) or the Security Agreement; (iii) if any representation, warranty, certification or statement made by the Borrower in this Note, the Security Agreement or in any certificate or other document delivered pursuant to this Note or the Security Agreement shall prove to have been incorrect in any material respect when made or deemed made; (iv) the insolvency of the Borrower; (v) the appointment of a receiver or a trustee of all or part of the Borrower's property; (vi) an assignment for the benefit of the Borrower's creditors; (vii) the filing of a petition in bankruptcy by or against the Borrower; (viii) the commencement of any proceeding by or against the Borrower under any bankruptcy or insolvency law or any law relating to the relief of debtors or readjustment of indebtedness; (ix) the appointment of a receiver, custodian, trustee or liquidator for any part of the assets or property of the Borrower; (x) the failure of the Borrower generally to pay his or her debts as they become due; and (xi) the failure of the Lender to have a first priority security interest in the Collateral.

          9.   REMEDIES.

          (a) Upon the occurrence of any Event of Default, the holder of this Note may, by notice in writing to the Borrower, declare this Note and the principal of and accrued interest on this Note and all other charges owing to the Lender to be, and the same shall upon such notice forthwith become, due and payable. Upon the occurrence of an Event of Default, the holder of this Note may, in addition to all rights and remedies available to it at law, exercise any or all of its rights under the Security Agreement.

          (b) No failure or delay by the holder of this Note in exercising any remedy, right, power or privilege under this Note or the Security Agreement shall operate as a waiver of such remedy, right, power or privilege, nor shall any single or partial exercise of such remedy, right, power or privilege preclude any other or further exercise of such remedy, right, power or privilege. No remedy, right, power or privilege conferred upon or reserved to the holder of this Note by this Note or the Security Agreement is intended to be exclusive of any other remedy, right, power or privilege provided or permitted by this Note, the Security Agreement or by law, but each shall be cumulative and in addition to every other remedy, right, power or privilege so provided or permitted and each may be exercised concurrently or independently from time to time and as often as may be deemed expedient by the holder of this Note. Any provision of this Note which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Note.

          (c) The holder of this Note shall have the right, at its option, to declare the entire unpaid principal balance of this Note, irrespective of the maturity date of this Note, immediately due and payable, together with accrued interest, if the Borrower (or any affiliate of the Borrower) sells, transfers or disposes of any portion of the Collateral identified in the Security Agreement.

          Notwithstanding the above, if an Event of Default first occurs on or prior to the end of the twelve (12) month period following a Change in Control, the holder of this Note may not cause the Note or the principal of or the accrued interest on this Note to become due and payable prior to the second anniversary of a Change in Control, or the Repayment Date, if earlier.

          10. COSTS OF COLLECTION. Upon the failure of the Borrower to pay any amount due hereunder as and when due, the Borrower shall pay on demand any and all costs and expenses (including, without limitation, all court costs and attorneys' fees) incurred by the holder hereof in connection with the collection of any outstanding principal balance and interest accrued hereunder (whether or not suit is filed to enforce the terms hereof), and in connection with the enforcement of any rights or remedies provided for pursuant to this Note and the Security Agreement. If not paid on demand, all such costs and expenses automatically shall be added to the remaining principal balance hereunder as of the date immediately following the date of such demand.

          11. CHANGE IN CONTROL. For purposes of this Note, "Change in Control" shall mean the occurrence of any of the following events:

               (a) an acquisition (other than directly from the Lender) of any voting securities of the Lender (the "Voting Securities) by any "person" (as the term "person" is used for purposes of Section 13(d) or Section 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately after which such person has "beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) ("Beneficial Ownership") of 20% or more of the combined voting power of the Lender's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities that are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition that would cause a Change in Control. "Non-Control Acquisition" shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (1) the Lender or (2) any corporation, partnership or other person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Lender or in which the Lender serves as a general partner or manager (a "Subsidiary"), (B) the Lender or any Subsidiary, or (C) any person in connection with a Non-Control Transaction (as hereinafter defined);

               (b) the individuals who constitute the Board of Directors of the Lender as of the date hereof (the "Incumbent Board") cease for any reason to constitute at least two-thirds (2/3) of the Board of Directors; provided, however, that if the election, or nomination for election by the Lender's stockholders, of any new director was approved by a vote of at least two-thirds (2/3) of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; provided, further, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "election contest" (as described in Rule 14a-11 promulgated under the Exchange Act) (an "Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

               (c) approval by stockholders of the Lender of: (A) a merger, consolidation, share exchange or reorganization involving the Lender, unless
(1) the stockholders of the Lender, immediately before such merger, consolidation, share exchange or reorganization, own, directly or indirectly immediately following such merger, consolidation, share exchange or reorganization, at least 80% of the combined voting power of the outstanding voting securities of the corporation that is the successor in such merger, consolidation, share exchange or reorganization (the "Surviving Company") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation, share exchange or reorganization, (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, share exchange or reorganization constitute at least two-thirds (2/3) of the members of the board of directors of the Surviving Company, and (3) no persons (other than the Lender or any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Lender, the Surviving Company or any Subsidiary, or any person who, immediately prior to such merger, consolidation, share exchange or reorganization had Beneficial Ownership of 15% or more of the then outstanding Voting Securities has Beneficial Ownership of 15% or more of the combined voting power of the Surviving Company's then outstanding voting securities (a transaction described in clauses (1) through (3) is referred to herein as "Non-Control Transaction"); (B) a complete liquidation or dissolution of the Lender; or (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Lender to any person (other than a transfer to a Subsidiary).

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person (a "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Lender that, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Lender, and after such share acquisition by the Lender, such Subject Person becomes the Beneficial Owner of any additional Voting Securities that increases the percentage of the then outstanding Voting Securities Beneficially Owned by such Subject Person, then a Change in Control shall occur.

          12. WAIVER. The Borrower hereby waives any right it might otherwise have to require notice or acceptance by any other person of its obligations or liabilities under this Note which are unconditional and absolute and waives diligence, presentment, demand of payment, protest and notice with respect to all of the obligations of the Borrower under this Note and with respect to any action under this Note and all other notices and demands whatsoever, except as specifically provided for in this Note. This Note may be amended, and the observance of any term of this Note may be waived, with (and only with) the written consent of the Lender.

          13. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of Colorado.

          14. ASSIGNMENT OR PLEDGE OF NOTE. The Lender shall promptly notify the Borrower of any endorsement, assignment, pledge or hypothecation of this Note to a person not affiliated with the Lender.

          15. LOSS, MUTILATION, ETC. Upon notice from the holder of this Note to the Borrower of the loss, theft, destruction or mutilation of this Note, and upon receipt of an indemnity reasonably satisfactory to the Borrower from the holder of this Note or, in the case of mutilation hereof, upon surrender of the mutilated Note, the Borrower will make and deliver a new note of like tenor in lieu of this Note.

          16. NOTICES. All notices and other communications required or permitted under this Note shall be in writing and shall be personally delivered or sent by certified first class United States mail, postage prepaid, return receipt requested, and if mailed and shall be deemed to have been received on the third business day after deposit in the mail, addressed to the Lender, Apartment Investment and Management Company, 1873 South Bellaire Street, 17th Floor, Denver, Colorado 80222, Attention: Chief Financial Officer, or to the Borrower at the address set forth below the Borrower's signature. Notice of any change of either party's address shall be given by written notice in the manner set forth in this paragraph.

          IN WITNESS WHEREOF, the Borrower has executed this Note on the date first above written.


                                        BORROWER:


                                        ___________________________
                                        (Signature of Borrower)

                                        ___________________________
                                        (Print or Type Name)

                                        ___________________________
                                        (Address)

                                        ___________________________
                                        (City, State, Zip Code)

                                        ___________________________
                                        (Telephone Number)

                                    EXHIBIT B


                          SECURITY AND PLEDGE AGREEMENT


          SECURITY AND PLEDGE AGREEMENT, dated as of July 25, 1997 (the "Agreement"), by and between R. Scott Wesson (the "Pledgor") and Apartment Investment and Management Company, a Maryland corporation (the "Pledgee").

          WHEREAS, in consideration for the Pledgee's loan of $270,000 to the Pledgor, the Pledgor is delivering to the Pledgee a duly executed promissory note, dated the date hereof (such note as it may be amended, modified or supplemented from time to time together with any replacement thereof, the "Note"), in the principal amount of $270,000 in favor of the Pledgee; and

          WHEREAS, the Pledgor has agreed to pledge the Pledged Shares (as defined below) to the Pledgee to secure the Pledgor's obligations under the Note.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. GRANT OF SECURITY INTEREST IN COLLATERAL. The Pledgor hereby grants to the Pledgee, as security for all present and future obligations and liabilities of all kinds of the Pledgor to the Pledgee under the Note and this Agreement (collectively referred to as the "Obligations"), a first priority security interest in the following described property (collectively referred to as the "Collateral"):

               (a) 9,000 shares of Apartment Investment and Management Company Class A Common Stock, par value $.01 per share (the "Pledged Shares"), as more fully described in SCHEDULE 1 hereto, and the certificates representing the Pledged Shares and all of the Pledgor's rights and privileges with respect thereto, together with stock powers executed in blank, each of which has been delivered to the Pledgee concurrently with the execution hereof; and

               (b) the proceeds and accessions of the Pledged Shares (the "Proceeds").

          2.   PLEDGOR'S COVENANTS.

               (a) The Pledgor agrees hereafter not to encumber or grant a security interest in or a lien or other encumbrance on the Collateral.

               (b )The Pledgor agrees not to dispose of any of the Collateral except in accordance with the terms of this Agreement.

               (c) The Pledgor agrees: (i) at any time and from time to time, upon request of the Pledgee, to give, execute, file and/or record any notice, financing statement, continuation statement, instrument, document or agreement that the Pledgee shall consider reasonably necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or which the Pledgee may consider reasonably necessary or desirable to exercise or enforce its rights hereunder with respect to such security interest; (ii) to give the Pledgee notice of any litigation filed or claim asserted against the Pledgor relating to or potentially affecting the Collateral; (iii) if requested by the Pledgee, to receive and collect the Proceeds, in trust and as the property of the Pledgee, and to immediately endorse as appropriate and deliver such Proceeds to the Pledgee when requested by the Pledgee in the exact form in which they are received; (iv) not to commingle the Proceeds or collections thereunder with other property;
(v) to keep complete and accurate records regarding all of the Proceeds; and
(vi) to provide any service and do other acts or things necessary to keep the Collateral and the Proceeds free and clear of all defenses, rights of offset and counterclaim.

               (d) The Pledgor agrees to: (i) pay promptly the Obligations secured hereby when due; (ii) indemnify the Pledgee against all loss, claims, demands and liabilities of every kind arising from the Collateral and the transactions and other agreements and undertakings contemplated hereby; and
(iii) pay all expenses, including reasonable attorneys' fees, incurred by the Pledgee in the preservation, realization, enforcement and exercise of its rights, powers and remedies hereunder.

          3. PAYMENT OF TAXES, CHARGES, LIENS AND ASSESSMENTS. The Pledgor agrees to pay, prior to delinquency, all taxes, charges, liens and assessments against the Collateral and the Proceeds, and upon the failure of the Pledgor to do so, the Pledgee, at its option, may pay any of them. Any such payments made by the Pledgee shall be obligations of the Pledgor to the Pledgee, due and payable immediately without demand and shall be secured by the Collateral and the Proceeds, subject to all of the terms and conditions of this Agreement.

          4. POWERS OF PLEDGEE. The Pledgor appoints the Pledgee his true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by the Pledgee's officers and employees, or any of them, whether or not the Pledgor is in default: (a) to perform any obligations of the Pledgor hereunder in the Pledgor's name or otherwise; (b) to give notice of Pledgee's right under the Collateral to enforce the same;
(c) to release security; (d) to resort to security; (e) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release the Pledgee's interest in the Collateral; (f) to verify facts concerning the Collateral by inquiry of obligors thereon, or otherwise, in its own name or fictitious name; (g) after an Event of

Default, to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to the Collateral; (h) after an Event of Default, to preserve or release the interest evidenced by chattel paper to which the Pledgee is entitled hereunder and to endorse and deliver evidences of title incidental thereto; (i) after an Event of Default, to exercise all rights, powers and remedies which the Pledgor would have, but for this Agreement, under all Collateral subject to this Agreement; and (j) to do all acts and things and execute all documents in the name of the Pledgor otherwise, deemed by the Pledgee as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.

          5. VOTING RIGHTS. The Pledgor hereby grants to the Pledgee an irrevocable proxy, effective upon the occurrence of an Event of Default and so long as such Event of Default shall continue, to vote the Pledged Shares in such manner and for such purposes as the Pledgee shall, in its sole discretion, determine. Such proxy is coupled with an interest and shall continue in full force and effect until all of the Obligations shall be paid in full.

          6.   EVENTS OF DEFAULT; REMEDIES.

               (a) Each of the following shall constitute an event of default ("Event of Default") hereunder: (i) the Pledgor's failure to pay, within 15 days after the date when such payment is due, any payment of principal or interest on the Note; (ii) the Pledgor's failure to observe or perform any covenant or agreement contained in the Note (other than that set forth in clause (i) above) or this Agreement; (iii) if any representation, warranty, certification or statement made by the Pledgor in the Note, this Agreement or in any certificate or other document delivered pursuant to the Note or this Agreement shall prove to have been incorrect in any material respect when made or deemed made; (iv) the insolvency of the Pledgor; (v) the appointment of a receiver or a trustee of all or part of the Pledgor's property; (vi) an assignment for the benefit of the Pledgor's creditors; (vii) the filing of a petition in bankruptcy by or against the Pledgor; (viii) the commencement of any proceeding by or against the Pledgor under any bankruptcy or insolvency law or any law relating to the relief of debtors or readjustment of indebtedness; (ix) the appointment of a receiver, custodian, trustee or liquidator for any part of the assets or property of the Pledgor; (x) the failure of the Pledgor generally to pay his or her debts as they become due; and (xi) the failure of the Pledgee to have a first priority security interest in the Collateral.

               (b) In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, the Note or by law and including, without limitation, all rights and remedies of a secured party of a debtor in default under the Uniform Commercial Code as in force in the State of Colorado) for the protection and enforcement of its rights in respect of the Collateral.

          7. NO WAIVER. The failure of the Pledgee to exercise any right or remedy under this Agreement or the Note, or delay by the Pledgee in exercising same, will not operate as a waiver thereof. No waiver by the Pledgee will be effective unless and until it is in writing and signed by the Pledgee. No waiver of any condition or performance will operate as a waiver of any subsequent condition or obligation. The Pledgee shall have no obligation to resort to the Collateral or any other security which is or may become available to it.

          8.   MISCELLANEOUS.

               (a) This Agreement, any amendments or replacement hereof, and the legality, validity and performance of the terms hereof, shall be governed by and enforced and construed in accordance with the laws of the State of Colorado without regard to conflicts of laws and principles thereof.

               (b) This Agreement and the rights, powers and duties set forth herein shall be binding upon the Pledgor, its agents, representatives and successors and shall inure to the benefit of the Pledgee and its successors and assigns and, in the event of any transfer or assignment of rights by the Pledgee, the rights and privileges herein conferred upon the Pledgee shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This Agreement and the rights and privileges herein conferred upon the Pledgee may be assigned by the Pledgee without the consent of the Pledgor. This Agreement may not be transferred or assigned by the Pledgor without the written consent of the Pledgee.

               (c) In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any applicable law shall not effect the validity or enforceability of any other provisions hereof.

               (d) Notices required or permitted to be given under this Agreement shall be in writing and may be delivered personally or sent to a party by airmail or first class mail, postage prepaid and addressed to such party, as follows, or to such other address furnished by notice given in accordance with this paragraph:

          If to the Pledgor:

          c/o Apartment Investment and Management Company
          1873 South Bellaire Street, 17th Floor
          Denver, Colorado  80222

          If to the Pledgee:

          Apartment Investment and Management Company
          1873 South Bellaire Street, 17th Floor
          Denver, Colorado  80222
          Attention:  Chief Financial Officer

Any such notice shall be deemed to have been given, (i) if sent by mail, five days after the date mailed, and (ii) if delivered personally, on the date of delivery.

               (e) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same document.

               (f) This Agreement and the security interest and pledge hereunder shall terminate upon the full and final performance of all Obligations of the Pledgor and payment of all indebtedness secured hereby. At such time, the Pledgee shall promptly reassign to the Pledgor all of the Collateral hereunder which has not been sold, disposed of, retained or applied by the Pledgee in accordance with the terms hereof.

          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

                                        PLEDGOR:



                                        ______________________________
                                            (Signature of Pledgor)



                                        PLEDGEE:

                                        APARTMENT INVESTMENT AND
                                        MANAGEMENT COMPANY



                                        By:  ______________________________
                                             Name:
                                             Title:

                                   SCHEDULE 1

                          Description of Pledged Shares



           CERTIFICATE NUMBER                               NUMBER OF SHARES

                                                                  9,000